EXHIBIT 24.1

                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                         Signed:        /s/ Joe T. Ford

                         Name:             Joe T. Ford

                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                         Signed:        /s/ Max E. Bobbitt
                         Name:             Max E. Bobbitt

                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.



               Signed:        /s/ George C. McConnaughey

               Name:             George C. McConnaughey

                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                         Signed:        /s/ Ben W. Agee

                         Name:             Ben W. Agee







                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                         Signed:        /s/ W.W. Johnson

                         Name:             W.W. Johnson







                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                         Signed:        /s/ John E. Steuri

                         Name:             John E. Steuri








                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                    Signed:        /s/ Emon A. Mahony, Jr.

                    Name:             Emon A. Mahony, Jr.







                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                    Signed:        /s/ John P. McConnell

                    Name:             John P. McConnell






                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                         Signed:        /s/ Philip F. Searle
                         Name:             Philip F. Searle






                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 1994.




                    Signed:        /s/ Carl H. Tiedemann

                    Name:             Carl H. Tiedemann

                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                         Signed:        /s/ Ronald Townsend
                         Name:             Ronald Townsend







                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                    Signed:        /s/ William H. Zimmer, Jr.
                    Name:             William H. Zimmer, Jr.







                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                         Signed:        /s/ Tom T. Orsini

                         Name:             Tom T. Orsini





                          CPI Acquisition, Inc.
                        Retirement Savings Plan





                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT:   That the
undersigned, a Director or Officer, or both, of ALLTEL
Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering the interests of the CPI Acquisition, Inc. d/b/a Computer Power, Inc. Retirement Savings Plan (the "401(k) Plan") and common stock of the Corporation that is sold or deemed to be sold to the employee participants under the 401(k) Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                      Signed:        /s/ Dennis J. Ferra
                      Name:             Dennis J. Ferra


                                 119